UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2025

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350,

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2025, Derek V. Brummer, President, Mortgage Insurance of Radian Group Inc. (the “Company”) provided the Company with notice of his decision to retire from his role and the Company, effective July 3, 2025. Mr. Brummer’s decision to retire is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On January 10, 2025, the Board of Directors of the Company appointed Sumita Pandit, currently serving as Senior Executive Vice President, Chief Financial Officer of the Company, to the role of President and Chief Financial Officer of the Company, effective upon Mr. Brummer’s retirement from his current role. In her new role, Ms. Pandit will assume responsibility for overseeing all aspects of our mortgage insurance business in addition to her current responsibilities as Chief Financial Officer of the Company.

Ms. Pandit joined the Company in March 2023 as Senior Executive Vice President, Chief Growth Officer and was appointed Senior Executive Vice President, Chief Financial Officer in May 2023. A description of Ms. Pandit’s experience prior to joining the Company is disclosed in the “Executive Officers” section of the Company’s 2024 Proxy Statement as filed with the Securities and Exchange Commission on April 5, 2024.

There are no arrangements or understandings between Ms. Pandit and any other person pursuant to which she was appointed to her new role. Ms. Pandit does not have any familial relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Ms. Pandit has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On January 13, 2025, the Company issued a press release regarding the matters discussed in Item 5.02 above. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information furnished with, this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1*	Radian Group Inc. News Release dated January 13, 2025

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: January 13, 2025	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
General Counsel and Corporate Secretary